providing optimized global transportation of drybulk commodities Earnings Presentation Third Quarter 2020 6 November 2020

Disclaimer This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors which could include the following: (i) changes in demand in the drybulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of drybulk vessel newbuilding orders or lower than anticipated rates of drybulk vessel scrapping; (iii) changes in rules and regulations applicable to the drybulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities including without limitation the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”); (v) changes in trading patterns significantly impacting overall drybulk tonnage requirements; (vi) changes in the typical seasonal variations in drybulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) significant deterioration in charter hire rates from current levels or the inability of the Company to achieve its cost-cutting measures; (xi) the duration and impact of the novel coronavirus ("COVID-19") pandemic; (xii) the relative cost and availability of low and high sulfur fuel oil; (xiii) our ability to realize the economic benefits or recover the cost of the scrubbers we have installed; (xiv) any legal proceedings which we may be involved from time to time; and other factors listed from time to time in our filings with the Securities and Exchange Commission. This discussion also includes statistical data regarding world drybulk fleet and order book and fleet age. We generated some of this data internally, and some were obtained from independent industry publications and reports that we believe to be reliable sources. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. 2

Agenda 1 Highlights 2 Financial Summary 3 Industry Review * Appendix 3

Highlights

COVID-19 Update: Crew Changeover % of Crew Onboard Past Contract Completion Date 70% . As of November, the vast majority of our crew who were overdue for relief have been changed over, with just 26 seafarers (out of ~1000) beyond their contractual working period 60% 50% 40% 30% 20% 10% 0% 28-Feb 15-Mar 31-Mar 15-Apr 30-Apr 15-May 31-May 15-Jun 30-Jun 15-Jul 31-Jul 15-Aug 31-Aug 15-Sep 30-Sep 15-Oct 31-Oct 5-Nov 5

LTM TCE Outperformance of USD 2,101 per Day Eagle Revenue + Cost Performance $14,000 4q20 - 73% 1,200 Fixed $12,142 $11,014 $12,000 $11,453 $11,281 $11,292 $11,275 $11,052 1,000 $10,452 $10,075 $9,607 $9,731 $9,620 $10,000 $9,142 $8,660 800 $8,038 $7,825 $8,000 600 $6,000 $6,049 $5,670 400 $4,000 $4,425 $2,938 200 $2,000 $- 0 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 4q20e TC-in Days (RHS) Adj. net BSI Eagle TCE Eagle OPEX+G&A 4q20 EGLE TCE and TC-in days fixed to date as of Nov 2, 2020. 4q20 BSI includes Oct actual and Nov-Dec FFA curve as of Nov 2. TCE relative performance is benchmarked against Adj. net BSI = gross BSI net of commission, adjusted for owned-fleet specification, ex-scrubber. BSI-52 index used up through 4q18, and BSI-58 index used as from 1q19. G&A excludes stock-based compensation. Please refer to Appendix for full TCE definition and reconciliation 6

Historical EBITDA Adjusted EBITDA $30.0 LTM TCE Outperformance equates to ~USD 37 million of $14,000 incremental EBITDA, basis current fleet count on an $23.5 $25.0 annualized basis $21.1 $12,000 $20.2 $18.8 $18.8 $20.0 $17.2 $15.4 $10,000 $13.2 $15.0 $11.5 $10.4 $9.3 $9.8 $8.4 $8,000 $10.0 $4.6 $5.0 $1.8 $6,000 $- $(2.0) $(3.4) $4,000 $(6.7) $(5.0) $2,000 $(10.0) $(14.5) $(15.0) $- 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 Core Business TCE Underperformance TCE Outperformance Adj. EBITDA Adj. Net BSI (RHS) . Please refer to Appendix for definition of Adjusted EBITDA and reconciliation . Please refer to Appendix for TCE definition and reconciliation 7 . Core Business reflects EBITDA generated by TCE performance at index level (i.e. no out/under-performance) less OPEX and cash G&A

S&P Activity Significantly Improving Fleet Makeup Fleet Age Profile (ex-Pending Sales) Fleet Count + Vessel Size Evolution . Fleet (proforma for pending sales) of 46 ships | ~8.8 yrs-old 52 60.0 . Thirty-eight vessels bought and sold since 2016 50 59.0 . Twenty Ultramaxes acquired averaging ~3yrs old 58.0 . Eighteen Supramaxes sold averaging ~14yrs old 48 57.0 46 56.0 44 55.0 4 Count Fleet 42 54.0 (MT, thousands) 40 53.0 Ship per DWTAverage 38 52.0 3 Fleet Count Average DWT 1 Fuel Consumption per DWT per Day 3 9 0.62 15 0.60 0.58 11 0.56 7 0.54 6 0.52 4 0.50 1 0.48 <5 5-7.5 7.5-10 10-12.5 12.5-15 >15 Age Grouping Existing Fleet Vessels Bought Vessels Sold Sale Pending Avg Fuel Consumption per 1k DWT per Sailing Day (Tons) . Eagle fleet count and ages as of Sep 30, 2020. Agreements signed for sale of Osprey I, Shrike, and Skua, expected to complete in the 4th quarter. Average age of vessels sold at time of sale was ~14yrs. Chart depicts current age of sold vessels. Fleet renewal/growth 8 commenced in April 2016

Financial Summary

Earnings USD in Thousands except EPS 3q20 2q20 3q19 YTD 2020 YTD 2019 Revenues, net of commissions $ 68,182 $ 57,392 $ 74,110 $ 199,952 $ 220,891 Operating expenses Voyage expenses 19,628 23,768 19,446 69,960 66,260 Charter hire expenses 5,061 4,719 11,346 15,821 34,017 Vessel expenses 21,749 20,232 19,954 65,681 60,006 Depreciation and amortization 12,618 12,503 10,056 37,587 29,224 General and administrative expenses 7,997 6,767 8,451 22,724 24,902 Loss/(gain) on sale of vessels 389 - (971) 389 (6,044) Lease impairment - 352 - 352 - Total operating expenses 67,440 68,342 68,281 212,515 208,364 Operating income / (loss) 743 (10,950) 5,829 (12,563) 12,527 Other expenses Interest expense,net - cash 7,322 7,139 6,341 21,992 17,879 Interest expense - debt discount & deferred financing costs1 1,609 1,542 1,136 4,655 2,265 Loss/(gain) on derivatives 2,971 860 2,915 (4,031) 640 Loss on debt extinguishment - - - - 2,268 Total other expenses, net 11,902 9,541 10,392 22,616 23,052 Net loss$ (11,159) $ (20,491) $ (4,563) $ (35,179) $ (10,525) Weighted average shares outstanding (Basic)2 10,280 10,278 10,193 10,275 10,190 EPS (Basic)2 $ (1.09) $ (1.99) $ (0.45) $ (3.42) $ (1.03) Adjusted EBITDA3 $ 11,519 $ 1,768 $ 13,154 $ 32,098 $ 38,895 1 – Includes non-cash interest expense related to the amortization of the equity component of the convertible bond of $1.0 million for 3q20, $1.0 million for 2q20, $2.9 million for YTD 2020, and $0.6 million for both 3q19 and YTD 2019. 2 – Weighted average shares outstanding and EPS adjusted to give effect for the 1 for 7 reverse stock split that became effective on September 15, 2020 10 3 – Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA

Balance Sheet + Liquidity Balance Sheet (USD thousands) Liquidity Trend (USD millions) Cash1 85,281 $180 Accounts receivable 12,998 $160 $140 Inventory 11,694 $120 Vessels held for sale 5,169 $100 Other current assets 9,537 $80 Vessels, net 833,571 $60 Right of use assets - lease 10,669 $40 Other assets 26,110 $20 Total assets 995,029 $- Accounts payable 13,312 Revolver Availability Cash (Includes Restricted Cash) Current liabilities 25,800 2 Debt (including $39.2M current) 497,266 Liquidity Position (USD thousands) Fair value of derivatives - LT 681 Lease liability ($10.8M current) 11,642 Cash1 85,281 Total liabilities 548,702 Revolver undrawn availability 20,000 Stockholder's equity 446,326 Total liquidity 105,281 Total liabilities and stockholder's equity 995,029 1 – Cash balance includes cash, cash equivalents and restricted cash. 2 – Debt is net of $25.1m of debt discount and deferred financing costs 11

Cash Flow Cash Flow from Operations - Quarterly ($ Millions) 17 12 16 7 15 14 13 13 12 12 12 12 10 10 10 8 7 7 7 6 6 2 5 3 2 3 - - (2) (2) (1) (4) (3) (3) (3) (7) (12) (8) (13) 1q17 2q17 3q17 4q17 1q18 2q18 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 3q20 YTD Cash flow from operations ex Changes in operating assets and liabilities 12

Cash Walk 3q20 Cash Walk ($ Millions) 2020 YTD Cash Walk ($ Millions) . Cash balances at beginning and end of period include 1) cash, 2) cash equivalents, and 3) restricted cash . 1 – Debt proceeds in YTD chart is net of RCF repayment done in 3q20 13

Cash Breakeven per Vessel per Day 3q20 YTD 3q20 2q20 FY 2019 Operating Vessel expenses$ 4,813 $ 4,784 $ 4,447 $ 4,859 Drydocking 794 936 308 702 G&A* 1,476 1,596 1,328 1,681 Total operating 7,083 7,316 6,083 7,243 Debt Service Interest Expense 1,612 1,611 1,569 1,471 Debt Principal Repayment 1,826 1,718 2,483 1,366 Total Cash Breakeven$ 10,521 $ 10,644 $ 10,135 $ 10,080 3q20 Cash Breakeven by Category Drydocking 10% G&A* 18% Vessel Expenses Interest Expense 54% 18% . G&A excludes stock-based compensation for all periods shown. G&A for 3q20 YTD and FY 2019 excludes certain non-recurring expenses. 14

Industry Review

Historical Spot Freight Rates Baltic Supramax Index (BSI-58) $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $- Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 2019 2020 . Source(s): Clarksons 16

Strong US Soybean Exports in New Marketing Year Weekly US Soybean Exports, 1st Six Months of Marketing Year (million metric tons) 3.5 3.0 2.5 2.0 1.5 1.0 0.5 - Sep Oct Nov Dec Jan Feb Mar 2016-17 2017-18 2018-19 2019-20 2020-21 . Source: USDA Export Sales Query. The six weeks from Jan 10 to Feb 21 of 2019 are average weekly exports based on a combined report for the nine week period as the government lockdown caused data disruptions 17

Supramax/Ultramax 2020f Net Fleet Growth ~3.3% Drybulk Deliveries + Scrapping (DWT) 100 Net Fleet Growth Supramax Drybulk / Ultramax 80 2020f 3.4% 3.3% 2021f 1.3% 2.1% 60 40 20 0 -20 -40 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020f 2021f Total Deliveries Total Demolition Drybulk Net Supply Supramax/Ultramax Net Supply . Figures are in million DWT . Source(s): Clarksons (October 2020) 18

Demand Expected to Recover Strongly in 2021 Drybulk Trade vs. Global GDP 15.0% Shaded area represents range of 13.0% GDP forecasts for 2020-2022 11.0% 9.0% 7.0% 5.0% 3.0% 1.0% -1.0% -3.0% -5.0% -7.0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020f 2021f 2022f Drybulk Trade GDP (IMF) . Source(s): Clarksons (October 2020), IMF (October 2020), Bloomberg . Drybulk Trade growth is calculated basis ton-miles 19

APPENDIX

Corporate Structure Eagle Bulk Shipping Inc. (Parent | NASDAQ: EGLE) Eagle Bulk Mgmt. LLC 100% 100% 100% Eagle Bulk Shipco LLC Eagle Bulk Ultraco LLC 23 vessels 26 vessels EBSC debt is non- recourse to the parent All management services (strategic / commercial / operational / technical / administrative) are performed in house by Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent . Fleet count as of September 30, 2020 . Shipco vessel count includes the Osprey I, Shrike, and Skua. We have reached agreements to sell these vessels. The transactions are expected to close in the 4th quarter. 21

Eagle Debt Terms PARENT Eagle Bulk Shipping Inc. ISSUER/ Eagle Bulk Shipping Inc. Eagle Bulk Shipco LLC Eagle Bulk Ultraco LLC BORROWER LOAN TYPE Convertible Note Bond RCF Term Loan RCF AMOUNT USD 114m USD 200m USD 15m USD 210m USD 55m OUTSTANDING USD 114m USD 184m USD 15m USD 174m USD 35m Super Senior SECURITY Senior Unsecured Senior Secured Senior Secured Secured Ringfenced and non-recourse to the RECOURSE Parent Guarantee Parent Guarantee Parent COLLATERAL N/A 23 vessels + restricted cash 26 vessels INTEREST RATE 5.0% fixed 8.25% fixed L+200bps L+250bps INTEREST RATE 100% of SWAPS IN N/A N/A N/A Outstanding N/A PLACE Amount at 58bps MATURITY 2024 2022 2024 AMORTIZATION N/A USD 8m/year N/A USD 31.2m/year 25.453 shares common stock per CONVERSION USD 1,000 principal (approx. share N/A N/A price of USD 39.29) . All figures as of September 30, 2020 . Shipco vessel count includes the Osprey I, Shrike, and Skua. We have reached agreements to sell these vessels. The transactions are expected to close in the 4th quarter. 22

Owned Fleet 49 Ships | 41 Vessels Scrubber-fitted | 2894 DWT (MT, thousands) | 9.3 yrs-old Eagle Bulk Shipco LLC Eagle Bulk Ultraco LLC VesselScrubber Built DWT Vessel Scrubber Built DWT 1 Singapore Eagle 1 2017 63.4 1 Hong Kong Eagle 1 2016 63.5 2 Shanghai Eagle 1 2016 63.4 2 Santos Eagle 1 2015 63.5 3 Stamford Eagle 2016 61.5 3 Copenhagen Eagle 1 2015 63.5 4 Sandpiper Bulker 1 2011 57.8 4 Sydney Eagle 1 2015 63.5 5 Roadrunner Bulker 1 2011 57.8 5 Dublin Eagle 1 2015 63.5 6 Puffin Bulker 1 2011 57.8 6 New London Eagle 1 2015 63.1 7 Petrel Bulker 1 2011 57.8 7 Cape Town Eagle 1 2015 63.7 8 Owl 1 2011 57.8 8 Westport Eagle 1 2015 63.3 9 Oriole 1 2011 57.8 9 Hamburg Eagle 1 2014 63.3 10 Egret Bulker 1 2010 57.8 10 Madison Eagle 1 2013 63.3 11 Crane 1 2010 57.8 11 Greenwich Eagle 1 2013 63.3 12 Canary 1 2009 57.8 12 Groton Eagle 1 2013 63.3 13 Bittern 1 2009 57.8 13 Fairfield Eagle 1 2013 63.3 14 Stellar Eagle 1 2009 56.0 14 Southport Eagle 1 2013 63.3 15 Crested Eagle 1 2009 56.0 15 Rowayton Eagle 1 2013 63.3 16 Crowned Eagle 1 2008 55.9 16 Mystic Eagle 1 2013 63.3 17 Jaeger 2004 52.5 17 Stonington Eagle 1 2012 63.3 18 Cardinal 2004 55.4 18 Nighthawk 1 2011 57.8 19 Skua 2003 53.4 19 Martin 1 2010 57.8 20 Shrike 2003 53.3 20 Kingfisher 1 2010 57.8 21 Tern 2003 50.2 21 Jay 1 2010 57.8 22 Osprey I 2002 50.2 22 Ibis Bulker 1 2010 57.8 23 Hawk I 2001 50.3 23 Grebe Bulker 1 2010 57.8 24 Gannet Bulker 1 2010 57.8 25 Imperial Eagle 1 2010 56.0 26 Golden Eagle 1 2010 56.0 23 Vessels 1,300 26Vessels 1,594 . Fleet count as of September 30, 2020 . Shipco vessel count includes the Osprey I, Shrike, and Skua. We have reached agreements to sell these vessels. The transactions are expected to close in the 4th quarter. 23

TCE Reconciliation $ Thousands except TCE and days 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 Revenues, net $ 21,278 $ 25,590 $ 35,788 $ 41,836 $ 45,855 $ 53,631 $ 62,711 $ 74,587 $ 79,371 $ 74,939 Less: Voyage expenses (9,244) (7,450) (11,208) (14,192) (13,353) (13,380) (17,463) (18,155) (22,515) (17,205) Charter hire expenses (1,489) (1,668) (3,822) (5,866) (3,873) (6,446) (9,652) (11,312) (10,268) (10,108) Reversal of one legacy time charter 1,045 793 670 432 (302) 584 329 426 (86) (404) Realized gain/(loss) - Derivatives - - (449) (113) - 83 248 (349) 117 345 TCE revenue$ 11,590 $ 17,265 $ 20,979 $ 22,097 $ 28,326 $ 34,473 $ 36,173 $ 45,197 $ 46,619 $ 47,567 Owned available days * 3,945 3,902 3,700 3,653 3,620 3,771 4,177 4,324 4,218 4,153 TCE$ 2,938 $ 4,425 $ 5,670 $ 6,049 $ 7,825 $ 9,142 $ 8,660 $ 10,452 $ 11,052 $ 11,453 $ Thousands except TCE and days 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 Revenues, net $ 69,093 $ 86,692 $ 77,390 $ 69,391 $ 74,110 $ 71,486 $ 74,378 $ 57,392 $ 68,182 Less: Voyage expenses (15,126) (24,721) (25,906) (20,907) (19,446) (21,442) (26,564) (23,768) (19,628) Charter hire expenses (7,460) (10,209) (11,492) (11,179) (11,346) (8,152) (6,041) (4,719) (5,061) Reversal of one legacy time charter 497 (226) (414) 767 (120) (270) 463 (42) (88) Realized gain/(loss) - Derivatives 284 (211) (475) 861 (806) 294 756 7,164 (1,029) TCE revenue$ 47,288 $ 51,326 $ 39,102 $ 38,933 $ 42,393 $ 41,917 $ 42,992 $ 36,027 $ 42,377 Owned available days * 4,192 4,227 4,070 4,001 3,849 3,712 4,267 4,482 4,405 TCE$ 11,281 $ 12,142 $ 9,607 $ 9,731 $ 11,014 $ 11,292 $ 10,075 $ 8,038 $ 9,620 . Please see the Definitions slide in the Appendix for an explanation of Owned Available Days 24

EBITDA Reconciliation USD in Thousands 1q16 2q16 3q16 4q16 1q17 2q17 3q17 4q17 1q18 2q18 Net Income / (Loss) $ (39,279) $ (22,496) $ (19,359) $(142,389) $ (11,068) $ (5,888) $ (10,255) $ (16,584) $ 53 $ 3,451 Less adjustments to reconcile: Interest expense 2,818 4,903 7,434 6,644 6,445 6,859 7,837 8,236 6,261 6,387 Interest income (3) - (88) (124) (190) (186) (143) (133) (95) (112) EBIT (36,464) (17,593) (12,013) (135,868) (4,813) 785 (2,561) (8,481) 6,219 9,726 Depreciation and amortization 9,397 9,654 9,854 9,979 7,493 8,021 8,981 9,196 9,276 9,272 EBITDA (27,068) (7,939) (2,159) (125,889) 2,680 8,805 6,420 715 15,495 18,998 Less adjustments to reconcile: Stock-based compensation 827 842 (735) 1,273 2,171 2,478 2,350 1,740 3,511 2,410 One-time and non-cash adjustments 11,756 436 (509) 122,656 (297) (1,977) (373) 14,764 (170) (276) Adjusted EBITDA* $ (14,486) $ (6,661) $ (3,403) $ (1,961) $ 4,553 $ 9,307 $ 8,397 $ 17,219 $ 18,835 $ 21,132 USD in Thousands 3q18 4q18 1q19 2q19 3q19 4q19 1q20 2q20 3q20 Net Income / (Loss) $ 2,585 $ 6,486 $ 29 $ (5,992) $ (4,563) $ (11,171) $ (3,528) $ (20,491) $ (11,159) Less adjustments to reconcile: Interest expense 6,574 6,521 6,762 6,733 8,117 8,965 9,192 8,737 8,954 Interest income (129) (248) (434) (393) (640) (400) (157) (56) (24) EBIT 9,030 12,759 6,357 348 2,914 (2,606) 5,507 (11,810) (2,229) Depreciation and amortization 9,460 9,708 9,407 9,761 10,056 11,322 12,466 12,503 12,618 EBITDA 18,490 22,467 15,764 10,109 12,970 8,715 17,974 693 10,389 Less adjustments to reconcile: Stock-based compensation 2,100 1,187 1,445 1,227 1,155 998 836 723 741 One-time and non-cash adjustments (406) (165) (1,838) (967) (971) 66 - 352 389 Adjusted EBITDA* $ 20,184 $ 23,489 $ 15,372 $ 10,370 $ 13,154 $ 9,780 $ 18,810 $ 1,768 $ 11,519 . Please see the Definitions slide in the Appendix for an explanation of Adjusted EBITDA 25

Drydock and Scrubber Schedule Forecast Capital Expenditure, Offhire Days* 160 104 144 155 165 377 $5.3 $5.4 $5.4 $3.9 $3.1 $3.0 4q20 1q21 2q21 3q21 4q21 FY2022 Drydock Capex BWTS Capex Scrubber Capex Offhire Days Actual duration of off-hire days will vary based on the condition of the vessel, yard schedules and other factors. Actual costs will vary based on various factors, including where the drydockings are actually performed. BWTS requires advance payments as per the contract terms. 26 Scrubber amounts represent cash to be paid on amounts accrued as of September 30, 2020

Evaluating TCE Relative Performance This page is meant to assist analysts/investors on how to potentially evaluate and forecast vessel/fleet TCE relative performance within the Supramax/Ultramax segment . Since the Supramax/Ultramax segment is comprised of a number of different ship types / sizes / designs, TCE generation ability can differ significantly from the standard vessel used to calculate the BSI-58 benchmark . For example, a 2013-built Chinese 60-65k DWT Ultramax should be expected to earn a significant premium to a 2013-built 55-60k Supramax, particularly given the incremental cost of the 60-65k DWT vessel . Ultimately, it’s about yield – the expected earnings ability of a vessel versus its cost Supramax/Ultramax TCE Performance Matrix Matrix depicts the estimated TCE Earnings Performance range for a VESSEL TYPE INDEX FACTOR generic Supramax/Ultramax vessel type SIZE (DWT) (AS COMPARED TO THE BSI VESSEL) as compared to the BSI-58 ship SHIP TYPE JAPAN CHINA FROM TO FROM TO FROM TO The BSI-58 is based on the 58k DWT Japanese BSI-58 58,000 100.0% TESS-58 design Supramax and is gross of 1 50,000 55,000 86.0% 95.0% 81.0% 87.0% commissions 2 55,000 60,000 96.0% 106.0% 88.0% 97.0% A Chinese 60-65k DWT Ultramax should earn a 3 60,000 65,000 106.0% 118.0% 102.0% 113.0% premium of 2-13% to the net BSI-58, depending on its specific design characteristics, due to For Illustrative Purposes Only cargo carrying capacity, speed, and fuel consumption differences . The Matrix is meant to capture general ship types but there are likely some vessels which fall outside the stated figures. The index factors shown were calculated using a TCE of USD 10,000 per day and fuel cost of USD 400 per ton. The specific index factors can change somewhat with movements in both fuel prices and (spot) rate environment, but the relative relationships will remain similar to 27 those shown.

Cargo Mix Eagle Cargoes Carried Forest Products, 1% Other, 1% Agriculture Products, 3% Coal, 18% Fertilizer, 6% Coke, 9% Grain, 9% . Wheat, soybeans, corn Cement, 9% Iron Ore, 6% Steel Products, 8% Minerals, 16% Metal & Ore, 14% . Salt, gypsum, feldspar, limestone . Manganese ore, scrap, copper concentrate, bauxite Minor Bulks ~67% Major Bulks ~33% . Cargoes loaded during the 12 months ended September 30, 2020 28

Definitions Item Description Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and Adjusted EBITDA by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. Our Adjusted EBITDA should not be considered an alternative to net income/(loss), operating income/(loss), cash flows provided by/(used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. Adjusted EBITDA represents EBITDA adjusted to exclude the items which represent certain non-cash, one-time and other items such as vessel impairment, lease impairment, gain/(loss) on sale of vessels, stock-based compensation, loss on debt extinguishment and restructuring expenses that the Company believes are not indicative of the ongoing performance of its core operations. Time charter equivalent ("TCE") is a non-GAAP financial measure that is commonly used in the shipping industry primarily to TCE compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in such amounts. The Company defines TCE as shipping revenues less voyage expenses and charter hire expenses, adjusted for the impact of one legacy time charter and realized gains on FFAs and bunker swaps, divided by the number of owned available days. TCE provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance. The Company's calculation of TCE may not be comparable to that reported by other companies. The Company calculates relative performance by comparing TCE against the Baltic Supramax Index ("BSI") adjusted for commissions and fleet makeup. The BSI was initiated in 2006 based on the Tess 52 design. The index for the Tess 58 design has been published commencing on April 3, 2017, and transition was completed as of December 2018, when the Baltic stopped publishing a dynamic Tess 52 daily rate. The Company has now switched to the Tess 58 index for valuation modeling as of January 1, 2019. The change in the BSI may affect comparability of our TCE against BSI in periods prior to Company switching to the Tess 58 index. Owned available days is the aggregate number of days in a period during which each vessel in our fleet has been owned by us less the aggregate number of days that our vessels are off-hire due to vessel familiarization upon acquisition, repairs, vessel upgrades or special surveys. The shipping industry uses available days to measure the number of days in a period during which vessels should be capable of generating revenues. 29

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